UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) The Board of Directors (the “Board”) of Heidrick & Struggles International, Inc. (“HSII”) has appointed Stacey Rauch as an independent member of HSII’s Board, effective February 1, 2019. Ms. Rauch will stand for election at HSII’s 2019 annual meeting. Ms. Rauch will serve on the Audit and Finance Committee. Ms. Rauch will receive compensation and benefits from HSII for service on the Board on the same terms as other non-employee directors as described in HSII’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 24, 2018. There is no arrangement or understanding between Ms. Rauch and any other person pursuant to which she was appointed as a director of HSII.

Ms. Rauch, 60, is a Director (Senior Partner) Emeritus of McKinsey & Company where she served clients in the United States and internationally for 24 years. She co-founded the New Jersey office and was the first woman to be appointed as an industry practice leader. Ms. Rauch was a leader in the firm’s Retail and Consumer Goods Practices, served as the head of the North American Retail and Apparel Practice and acted as the Global Retail Practice Convener. She retired from McKinsey & Company in September 2010 and has since then pursued a portfolio career.

Ms. Rauch is Chairman of the Board of Fiesta Restaurant Group Inc. and serves on the board of Ascena Retail Group Inc, (both NASDAQ listed companies). Ms. Rauch is also a non-executive director of Land Securities Group PLC (a FTSE company). She previously served as a director of CEB Inc. (a NYSE listed member-based advisory company), ANN Inc (a NSYE listed women’s speciality apparel retailer) and Tops Holding Corporation.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is being furnished as part of this Report on Form 8-K:

99.1	Heidrick & Struggles International, Inc. Press Release dated January 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: January 29, 2019	By:	/s/ Kamau Coar
	Name:	Kamau Coar
	Title:	General Counsel